Exhibit 10.07

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

AMENDMENT № 1

TO THE

LICENSE AGREEMENT EFFECTIVE THE 15TH DAY OF JUNE 2015

BETWEEN

STANFORD UNIVERSITY

AND

CERIBELL, INC.

Effective the 9th day of September 2015, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Ceribell, Inc. (“Ceribell”), a corporation having a principal place of business at 555 Bryant St., #895, Palo Alto, CA 94301, agree as follows:

1.
BACKGROUND

Stanford and Ceribell are parties to a license agreement effective the 15th day of June 2015 (“Original Agreement”) covering “Method of Sonifying Brain Electrical Activity”, “Seizure Detection Device” and “Method of Sonifying Signals Obtained from a Living Subject,” disclosed in Stanford dockets S11-220, S13-470, and 14-459.

Stanford and Ceribell wish to amend the Original Agreement to add docket S13-142, “Glitch-Free Frequency Modulation Synthesis of Sounds.”

2.
ROYALTIES

Issue Royalty. Ceribell will pay to Stanford a noncreditable, nonrefundable amendment issue royalty of [***] upon signing this Amendment, and an additional [***] due on the [***] anniversary of the Effective Date of this Amendment.

3.
AMENDMENT
3.1.
Paragraph 2.5 of Original Agreement is hereby deleted in its entirety and replace with the following:

“Licensed Patent” means [***], any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent.

3.2.
Paragraph 7.6 of Original Agreement is hereby deleted in its entirety and replaced with the following:

License Maintenance Fee. Beginning on the [***] anniversary of the Effective Date and each of the next [***] anniversaries of the Effective Date thereafter, Ceribell will pay Stanford a yearly license maintenance fee of [***]. On the [***] anniversary of the Effective Date and each anniversary of the Effective Date thereafter, Ceribell will pay Stanford a yearly license maintenance fee of $20,000. Yearly maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.10.

4.
OTHER TERMS
4.1.
All other terms of the Original Agreement remain in full force and effect.
4.2.
The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment № 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku
Name:	Katharine Ku
Title:	Executive Director, Technology Licensing
Date:	Sep 14, 2015

CERIBELL, INC.

Signature:	/s/ Xingjuan Chao
Name:	Xingjuan Chao
Title:	Chief Executive Officer
Date:	September 9th, 2015